Commitments and Contingencies	12 Months Ended
Oct. 31, 2023
Disclosure Of Contingencies [Abstract]
Commitments and Contingencies [Text Block]

19. Commitments and Contingencies

(a) The Company has agreed to indemnify its directors and officers and certain of its employees in accordance with the Company's by-laws. The Company maintains insurance policies that may provide coverage against certain claims.

(b) The Company has previously reported on the lawsuit filed by Mr. Steven Van Fleet against Micromem, the Company’s response to the lawsuit and its counterclaims against Mr. Van Fleet.

On April 29, 2021 the matter was resolved in Micromem’s favor when the Court dismissed Mr. Van Fleet’s claims and ruled that he was liable to the Company and to MAST on their counterclaims. On June 16, 2021, the Court ruled that Micromem and MAST had established damages totaling $765,579 representing the full amount that had been requested; furthermore, the Court awarded costs and statutory prejudgment interest from May 9, 2017. On June 29, 2021 the Court entered a judgement in favor of Micromem and MAST for a total amount of $1,051,739.

With respect to the Company's efforts to collect on that Judgement, a settlement ("Settlement") was reached during October 2021. Pursuant to the Settlement, the Company received an initial one-time payment and is entitled to additional monthly payments over a period of up to six years. The Company will record those payments as and when they are received. The total amount to be received by the Company if Mr. Van Fleet makes all the required payments under the terms of the Settlement will be less than the amount of the Judgement obtained by the Company, but if Mr. Van Fleet does not comply with the terms of the Settlement, it also provides the Company a means of enforcing a larger judgement against Mr. Van Fleet that is substantially in line with the Judgement. Mr. Van Fleet has made the prescribed monthly payments each month since October 2021.

The Company reports the recovery of this contingent asset as funds are received. In the year ended October 31, 2023 the Company has recorded a recovery of $23,555 as a reduction of legal expenses (October 31, 2022 - $9,040, October 31, 2021 - $40,000). At October 31, 2023, $11,705 of the recovery is recorded as other receivable on the consolidated statement of financial position (2022 - $nil).

(c) On November 1, 2023, a former employee filed a statement of claim against the Company relating to employment termination without reasonable notice. The Company filed a statement of defence and counterclaim on November 29, 2023 denying all liability to the former employee. The Company considers the claim of the former employee to be largely and likely without merit and therefore, no provision has been recorded in these consolidated financial statements.

(d) On March 23, 2023, the Company signed a letter of intent (the "LOI") with companies incorporated in Romania (the "Parties") whereby the Parties intend to collaborate for the development of certain hardware equipment (the "Project"). Under the LOI, the Parties will provide full payment for the hardware equipments and the Company will provide all engineering support and expertise as required. At October 31, 2023 a formal agreement relating to the Project has not been executed.

During the year ended October 31, 2023, the Company received total advances of $63,000 from the Parties and has paid $63,000 to a third party for the construction of the hardware equipment. The Company has recorded the total advances as a deposit liability and the third party payments as a prepaid expense on the consolidated statement of financial position.

At October 31, 2023 the Company is committed to a further $63,000 payment related to the construction of the hardware equipment.